UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 13, 2013
(Date of earliest event reported)

Callidus Software Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-50463	77-0438629
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

6200 Stoneridge Mall Road, Suite 500, Pleasanton, CA 94588
(Address of principal executive offices) (Zip Code)

(925) 251-2200
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On March 12, 2013, the Board of Directors (the “Board”) of Callidus Software Inc. (the “Company”) approved an amendment of its Stockholders’ Rights Agreement, as amended (the “Rights Agreement”), dated as of September 2, 2004, between the Company and American Stock Transfer & Trust Company, as Rights Agent. On March 13, 2013, the Company and the Rights Agent entered into a Second Amendment to Rights Agreement (the “Second Amendment”), which amends the Rights Agreement by accelerating the final expiration date of the Rights to March 31, 2013. The Rights had been scheduled to expire on September 2, 2014. As a result of the Second Amendment, as of March 31, 2013, the Rights will no longer be outstanding and will not be exercisable, and the Rights Agreement will effectively terminate.

The foregoing description of the Second Amendment is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 3.03   Material Modifications to Rights of Securities Holders.

The information provided in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company discloses that RSUs for executive officers and other senior employees for 2013 will be 100% performance-based RSU awards, with vesting contingent on successful attainment of SaaS revenue growth of 25%, recurring revenue gross margins exceeding 70%, and, for the CEO and CFO, the additional goal of DSO (days sales outstanding) of less than 80 days.

The Company has also committed to cap its average annual burn rate at 5.7% for fiscal years 2013, 2014, and 2015.  This is more stringent than the ISS recommended cap of 7.26%.  To the extent necessary for strategic purposes, such as hiring of new key executives, the Company’s Compensation Committee may approve additional awards, but in no event shall the average annual burn rate exceed 7.26%.

Item 9.01    Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Exhibit Description

4.1	Second Amendment to Rights Agreement dated March 13, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLIDUS SOFTWARE, INC.

Date: March 15, 2013	By:	/s/ Ronald J. Fior
Ronald J. Fior
Chief Financial Officer, Senior Vice President, Finance and Operations

Item 9.01   Financial Statements and Exhibits

(d)     Exhibits.

Exhibit No.	Exhibit Description

4.1	Second Amendment to Rights Agreement dated March 13, 2013